UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 2014


                           COMPETITIVE COMPANIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
      --------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          333-76630                                      65-1146821
--------------------------------------------------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)

19206 HUEBNER ROAD, SUITE 202, SAN ANTONIO, TEXAS                  78258
--------------------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

                                 (210) 233-8980
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)


      --------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS
-----------------------------------------------

         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On or about July 21, 2014, Wytec International, Inc. ("Wytec"), a Nevada corporation and wholly owned subsidiary of Competitive Companies, Inc., a Nevada corporation ("CCI"), entered into an agreement ("Agreement") with Cambridge Industries USA, Inc. ("Cambridge") pursuant to which Cambridge agreed to develop and manufacture prototypes of certain radio modules, switch modules, and power modules (collectively, the "Products") for Wytec's planned gigabyte "Diamond Ring" backhaul network and small cell network (the "LPN Project") in consideration for a fee totaling $393,250 (the "Fee"). The Fee is payable upon the completion of certain milestones as follows: 35% upon signing of the Agreement, 35% upon completion of the first engineering sample, and 30% upon completion of the first run production product. Upon completion of the development of the Products, Cambridge will enter into a volume sales and supply agreement with Wytec in compliance with the pricing schedule included with the Agreement. Wytec will own all intellectual property rights related to the chassis tooling the exterior chassis physical design, and all module housings. Cambridge will own all intellectual property rights related to the design of the Products (the "Product IP") and will grant to Wytec a limited non-exclusive license to use the Product IP solely as a component of the Products for Wytec's LPN Project. Cambridge will also own all intellectual property rights related to the radio frequency module software and circuit design of the radio frequency, switch, and power supply modules. Cambridge may not sell the Products to any third party without the approval of Wytec. During the term of the Agreement and for a period of three years thereafter, Cambridge will not sell third party products that practice Wytec's non provision patent application no. 14/223,708 (the "Patent") or that compete with the type of pole-mounted communications node claimed in the Patent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           COMPETITIVE COMPANIES, INC.
      --------------------------------------------------------------------
                                  (Registrant)

Date: July 25, 2014


                           /s/ William H. Gray
                           ----------------------------------------
                           William H. Gray, Chief Executive Officer